UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 20, 2024

Date of Report (Date of earliest event reported)

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100 Durham, NC	27713
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 806-1074

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Chimerix, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of April 22, 2024, the record date for the Annual Meeting, 89,629,902 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 61,670,383 shares of common stock were present in person or represented by proxy for the four proposals summarized below.

Proposal 1: Election of directors

The Company’s stockholders elected the three persons listed below as Class II directors, each to serve until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Martha J. Demski	39,533,794	5,795,430	16,341,159
Pratik S. Multani, M.D.	38,198,115	7,131,109	16,341,159
Vicki Vakiener	39,261,180	6,068,044	16,341,159

Proposal 2: Approval of the Chimerix, Inc. 2024 Equity Incentive Plan

The Company’s stockholders approved the Chimerix, Inc. 2024 Equity Incentive Plan. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,361,503	7,841,709	126,012	16,341,159

Proposal 3: Ratification of the selection of independent registered public accounting firm

The Company’s stockholders ratified the selection by the Audit Committee of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
54,834,599	6,771,129	64,655	0

Proposal 4: Approval, on an advisory basis, of the compensation of the Company’s named executive officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
37,473,111	7,681,297	174,816	16,341,159

Item 8.01	Other Events

On June 20, 2024, the Board of Directors (the “Board”) of the Company, on the recommendation of the Nominating and Governance Committee, appointed Marc D. Kozin, a member of the Board, as a member of the Audit Committee alongside existing members Fred A. Middleton and Martha J. Demski, to fill the vacancy created by the prior resignation of Patrick Machado.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimerix, Inc.

Dated: June 21, 2024
	By:	/s/ Michelle LaSpaluto
Michelle LaSpaluto
Chief Financial Officer